UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ____________________


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)    October  31, 1995
                                                  -----------------------------

                             PLAYTEX PRODUCTS, INC.
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               (Exact Name of Registrant as Specified in Charter)


 Delaware                        33-25485-01              51-0312772
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(Date or Other Jurisdiction      (Commission            (IRS Employer
  of Incorporation)              File Number)         Identification No.)


300 Nyala Farms Road,    Westport,  Connecticut                         06880
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(Address of Principal Executive Offices)                             (Zip Code)




Registrant's telephone number, including area code   (203) 341-4000
                                                    ---------------------------



______________________________________________________________________________
     (Former Name or Former Address,  if Changed Since Last Report)

The Registrant hereby amends its current report on Form 8-K filed with the Securities and Exchange Commission on November 14, 1995.


Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.


(a)  Financial Statements

     The audited financial statements are filed as Exhibit 99.1 to this report.

     The unaudited financial statements are filed as Exhibit 99.2 to this report.

(b)  Pro Forma Financial Information

     The pro forma financial information is filed as Exhibit 99.3 to this report.

(c)  Exhibits

     Exhibit
     Number    Description
     ------    -----------

     99.1 Banana Boat Holding Corporation, audited financial statements, as of and for the years ended December 31, 1994 and December 25, 1993 (with Independent Auditor's Report thereon)

     99.2 Banana Boat Holding Corporation, unaudited financial statements, as of and for the nine month period ended September 30, 1995

     99.3 Playtex Products, Inc. and Banana Boat Holding Corporation unaudited pro forma combined financial information.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PLAYTEX PRODUCTS, INC.



Date:   January 11, 1996                By:      /s/ Michael F. Goss
                                           ---------------------------------
                                        Michael F. Goss
                                        Executive Vice President and
                                        Chief Financial Officer